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Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal executive officer and principal financial officer of CombinatoRx, Incorporated (the "Company"), do hereby certify that to their knowledge:

  1)
  the Company's Form 10-K for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2)
  the information contained in the Company's Form 10-K for the fiscal year ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALEXIS BORISY Alexis Borisy President and Chief Executive Officer (principal executive officer)
/s/ ROBERT FORRESTER Robert Forrester Executive Vice President and Chief Financial Officer (principal financial officer)

Dated: March 20, 2006

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CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002